UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 28, 2004
                                                           ------------

                                  HAUSER, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                    0-17174                84-0926801
      -----------------           ----------------         --------------
       (State or other            (Commission File         (IRS Employer
         jurisdiction                  Number)             Identification
      of incorporation)                                         No.)

 840 Apollo Street, Suite 209
    El Segundo, California                                     90245
   ------------------------                                   --------
    (Address of principal                                     Zip Code
      executive offices)


Registrant's telephone number, including area code:         (310) 648-7881
                                                            --------------


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Item 5. Other Events.

     On May 28, 2004, Hauser, Inc., a Delaware corporation (the "Company"), and Botanicals International Extracts, Inc., a Delaware corporation and the Company's wholly owned subsidiary, filed an amended monthly operating report for the month ended March 31, 2004 with the Office of the United States Trustee (the "Trustee") pursuant to Bankruptcy Rule 2015 and the Trustee's Financial Reporting Requirements for Chapter 11 Cases (the "Amended March Trustee's Report").

     On May 28, 2004, the Company also filed an amended monthly operating report for the month ended April 30, 2004 with the Trustee pursuant to Bankruptcy Rule 2015 and the Trustee's Financial Reporting Requirements for Chapter 11 Cases (the "Amended April Trustee's Report" and together with the Amended March Trustee's Report, the "Amended Reports"). Pursuant to Rule 202 of Regulation S-T and the Company's continuing hardship exemption, the Company has manually filed with the Securities and Exchange Commission a copy of the Amended Reports under cover of Form SE.

Item 7. Financial Statements and Exhibits.

      99.1 Amended Monthly Operating Report of Hauser, Inc. and Botanicals International Extracts, Inc. for the month ended March 31, 2004, filed pursuant to Rule 202 of Regulation S-T and a continuing hardship exemption dated May 24, 2004.

      99.2 Amended Monthly Operating Report of Hauser, Inc. for the month ended April 30, 2004, filed pursuant to Rule 202 of Regulation S-T and a continuing hardship exemption dated May 24, 2004.


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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   HAUSER, INC.

Dated:  June 7, 2004               By:  /s/  Kenneth C. Cleveland
                                        -------------------------
                                        Name:   Kenneth C. Cleveland
                                        Title:  President and Chief Executive
                                                Officer

                                  Exhibit Index

Exhibit No.    Description
-----------    -----------

      99.1 Amended Monthly Operating Report of Hauser, Inc. and Botanicals International Extracts, Inc. for the month ended March 31, 2004, filed pursuant to Rule 202 of Regulation S-T and a continuing hardship exemption dated May 24, 2004.

      99.2 Amended Monthly Operating Report of Hauser, Inc. for the month ended April 30, 2004, filed pursuant to Rule 202 of Regulation S-T and a continuing hardship exemption dated May 24, 2004.